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                                                                    EXHIBIT 24.1
                       [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 relating to the 1995 Stock Plan and the Employee Stock Purchase Plan of SpectRx, Inc. of our report dated February 24, 1997 included in SpectRx, Inc.'s Prospectus dated July 1, 1997.


/s/  ARTHUR ANDERSEN LLP

Atlanta, Georgia
August 19, 1997